Exhibit 99.1


                            ASSET PURCHASE AGREEMENT

                                     between

                              ESCENT SYSTEMS, INC.,
                              a Oregon corporation

                                       and

                             CELERITY SYSTEMS, INC.
                              a Nevada corporation




                          Dated as of November 4, 2004

                                TABLE OF CONTENTS

SECTION 1.   SALE AND PURCHASE OF INVENTORY....................................1
     1.1      Purchase of Inventory............................................1
     1.2      Stock Consideration..............................................1
     1.3      Payment of Purchase Price........................................1
     1.4      Transfer Taxes...................................................1
     1.5      Working Capital..................................................1
SECTION 2.   CLOSING...........................................................2
SECTION 3.   REPRESENTATIONS AND WARRANTIES OF CELERITY-NEVADA.................2
     3.1      Good Standing and Corporate Power of Celerity-Nevada.............2
     3.2      Title to Purchased Inventory.....................................2
     3.3      Notices of Title Defects.........................................2
     3.4      Litigation.......................................................2
     3.5      Authorization....................................................2
     3.6      Acquisition of Purchased Stock...................................2
     3.7      Brokers..........................................................2
SECTION 4.   REPRESENTATIONS AND WARRANTIES OF ESCENT..........................3
     4.1      Good Standing and Corporate Power................................3
     4.2      Capitalization...................................................3
     4.3      Title to Stock...................................................3
     4.4      Access...........................................................3
     4.5      Authorization....................................................3
     4.6      Litigation.......................................................3
     4.7      Brokers..........................................................3
SECTION 5.   PRE-CLOSING COVENANTS OF CELERITY-NEVADA..........................4
     5.1      Conduct of STB Business..........................................4
     5.2      Access...........................................................4
     5.3      Cooperation......................................................4
     5.4      Investigation....................................................4
SECTION 6.   PRE-CLOSING COVENANTS OF ESCENT...................................4
     6.1      Conduct of Business..............................................4
     6.2      Cooperation......................................................5
     6.3      Access...........................................................5
     6.4      Confidentiality..................................................5
     6.5      Investigation....................................................5
SECTION 7.   CONDITIONS TO OBLIGATION OF ESCENT TO CLOSE.......................5
     7.1      Accuracy of Representations and Warranties.......................5
     7.2      Performance......................................................5
     7.3      No Injunction....................................................5
SECTION 8.   CONDITIONS TO OBLIGATION OF CELERITY-NEVADA TO CLOSE..............6
     8.1      Accuracy of Representations and Warranties.......................6
     8.2      Performance......................................................6
     8.3      No Injunction....................................................6
SECTION 9.   POST-CLOSING COVENANTS OF ESCENT..................................6
     9.1      Preemptive Rights................................................6


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

     9.2      Financial Statements.............................................7
     9.3      Existing Clients.................................................7
     9.4      Content Providers................................................7
SECTION 10.   TERMINATION OF AGREEMENT.........................................7
     10.1     Right to Terminate Agreement.....................................7
     10.2     Effect of Termination............................................7
SECTION 11.   INDEMNIFICATION AND RELATED MATTERS..............................8
     11.1     Indemnification by Celerity-Nevada...............................8
     11.2     Indemnification by Escent........................................8
     11.3     Maximum Liability of Celerity-Nevada.............................8
     11.4     Knowledge of Specified Individuals...............................8
     11.5     Knowledge of Breach..............................................8
     11.6     No Implied Representations.......................................8
     11.7     Indemnification Claims...........................................8
     11.8     Defense of Third Party Actions...................................9
     11.9     Subrogation.....................................................10
     11.10    Exclusivity.....................................................10
SECTION 12.   MISCELLANEOUS PROVISIONS........................................10
     12.1     Time of Essence.................................................10
     12.2     Materiality.....................................................10
     12.3     Compliance with Laws............................................10
     12.4     Publicity.......................................................10
     12.5     Governing Law...................................................10
     12.6     Notices.........................................................11
     12.7     Table of Contents and Headings..................................11
     12.8     Assignment......................................................11
     12.9     Parties in Interest.............................................11
     12.10    Severability....................................................11
     12.11    Entire Agreement................................................12
     12.12    Waiver..........................................................12
     12.13    Amendments......................................................12
     12.14    Interpretation of Agreement.....................................12
EXHIBIT A....................................................................A-1
EXHIBIT B....................................................................B-1



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

                            ASSET PURCHASE AGREEMENT

THIS ASSET -PURCHASE AGREEMENT (the "Agreement") is entered into as of November __, 2004, by and between ESCENT SYSTEMS, INC., an Oregon corporation ("Escent"), and CELERITY SYSTEMS, INC., a Nevada corporation ("Celerity-Nevada"). Certain capitalized terms used in this Agreement are defined on Exhibit A.

RECITALS

         WHEREAS, Celerity-Nevada is engaged, either directly or indirectly through third parties, in the production, sale and distribution of digital set top boxes and digital video services, and

         WHEREAS, Celerity Nevada desires to sell to Escent and Escent desires to purchase from Celerity-Nevada, all inventory associated with Celerity-Nevada's digital set top box business (the "STB Business"), upon the terms and conditions set forth herein.

                                   AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   SECTION 1.
                         SALE AND PURCHASE OF INVENTORY

1.1      PURCHASE OF INVENTORY.

At the Closing (as defined below), Celerity-Nevada shall sell to Escent, and Escent shall purchase from Celerity-Nevada, all of the inventory associated with the STB Business, as identified on Exhibit B (the "Purchased Inventory") in accordance with this Agreement.

1.2      STOCK CONSIDERATION.

Celerity-Nevada shall receive a twenty-five percent (25%) equity ownership interest in Escent, in the form of Two Hundred and Fifty (250) shares of Escent's common stock, no par value (the "Stock Consideration"), in exchange for the Purchased Inventory.

1.3      PAYMENT OF PURCHASE PRICE.

The Stock Consideration shall be paid by Escent to Celerity-Nevada on the Closing Date.

1.4      Transfer Taxes.

Any transfer taxes, stamp duties, filing fees, registration fees, recordation expenses, or other similar taxes, fees, charges or expenses incurred by Celerity-Nevada or any other party in connection with the transfer of the Purchased Inventory to Escent, the transfer of the Stock Consideration to Celerity-Nevada or in connection with any of the other transactions contemplated by this Agreement shall be borne and paid exclusively by Escent.

1.5      WORKING CAPITAL.

         Celerity-Nevada will provide Escent with Fifteen Thousand Dollars ($15,000) working capital (the "Working Capital") on the Closing Date by wire transfer of immediately available funds to an account or accounts to be designated by Escent. The Working Capital shall be used by Escent in the STB Business.


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

                                   SECTION 2.
                                    CLOSING

The closing of the transactions contemplated by Section 1 (the "Closing") shall be held at the offices of _________________, at 10:00 a.m. (Eastern Standard
Time) on November __, 2004, or at such other place, time and/or date as may be jointly designated by Escent and Celerity-Nevada; provided, however, that Celerity-Nevada may, at its election, postpone the Scheduled Closing Time by up to sixty (60) days.

                                   SECTION 3.
                REPRESENTATIONS AND WARRANTIES OF CELERITY-NEVADA

Subject to the limitations set forth in Section 11 and elsewhere in this Agreement, Celerity-Nevada represents and warrants to Escent that the following statements are, to the best of the actual knowledge of the Specified Individuals, accurate in all material respects:

3.1      GOOD STANDING AND CORPORATE POWER OF CELERITY-NEVADA.

Celerity-Nevada is validly existing and in good standing as a corporation under the laws of the State of Nevada, and has all necessary corporate power to perform its obligations under this Agreement.

3.2      TITLE TO PURCHASED INVENTORY.

On the Closing Date, Escent will acquire good title to the Purchased Inventory free of any material encumbrances, except for any encumbrances created by or through Escent or any of Escent's Associates.

3.3      NOTICES OF TITLE DEFECTS.

Celerity-Nevada has not received any written notice from any Person alleging, that any of the Purchased Inventory is subject to any material title defect or other material encumbrance, except for notices referring to defects or other encumbrances (i) created or arising in the ordinary course of business or (ii) relating to any taxes or other governmental charges or levies that are not yet due and payable.

3.4      LITIGATION.

There is no material lawsuit or other material legal proceeding that is pending against Celerity-Nevada before any court or other tribunal and that is likely to have a material adverse effect on the STB Business.

3.5      AUTHORIZATION.

As of the Closing Date, the execution, delivery and performance of this Agreement on behalf of Celerity-Nevada will have been duly authorized by all necessary action on the part of Celerity-Nevada and its board of directors.

3.6      ACQUISITION OF PURCHASED STOCK.

Celerity-Nevada is acquiring the Stock Consideration for its own account and for investment, and not with a view to, or for sale in connection with, any distribution of any such Stock Consideration.

3.7      BROKERS.

Celerity-Nevada has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and Celerity-Nevada has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder's fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.


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

                                   SECTION 4.
                    REPRESENTATIONS AND WARRANTIES OF ESCENT

Subject to the limitations set forth in Section 11 and elsewhere in this Agreement, Escent represents and warrants that the following statements are accurate in all material respects:

4.1      GOOD STANDING AND CORPORATE POWER.

Escent is validly existing and in good standing as a corporation under the laws of the State of Oregon, and has all necessary corporate power to perform its obligations under this Agreement.

4.2      CAPITALIZATION.

         Escent is authorized to issue One Thousand (1,000) shares of common stock and no shares of preferred stock. There are no shares of the Escent's common stock outstanding. Said One Thousand (1,000) shares of common stock constitute all of the Escent's outstanding capital stock and there are no outstanding obligations, options, warrants, rights, calls, commitments, conversion rights, plans or other agreements of any character to which Escent is a party or by which it is otherwise bound that provide for the repurchase or issuance by Escent of any shares of its capital stock or permit any Person to share or participate in any of the profits, revenues or sales of Escent. There are no preemptive rights, rights of first refusal or first offer, stock option grant or exercise rights, voting or veto rights, change of control or similar rights, anti-dilution protections or other rights that any Person is (or would be) entitled to invoke as a result of the transfer of the Stock Consideration pursuant to this Agreement or otherwise. As of the date hereof and through the Closing, the Stock Consideration shall equal twenty-five percent (25%) of the total number of shares of Escent then-outstanding.

4.3      Title to Stock.

         On the Closing Date, Celerity-Nevada will acquire good and valid title to the Stock Consideration free of any encumbrances.

4.4      ACCESS.

Escent and its Associates have been given full access to the books, records and contracts related to the STB Business, and have been given the opportunity to meet with officers and other representatives of Celerity-Nevada for the purpose of investigating and obtaining information regarding the STB Business.

4.5      AUTHORIZATION.

The execution, delivery and performance of this Agreement on behalf of Escent have been duly authorized by all necessary action on the part of Escent and its board of directors.

4.6      LITIGATION.

         There is no lawsuit or other legal proceeding that is pending against Escent before any court or other tribunal and that (a) is likely to result in a final judgment adverse to Escent, and (b) is likely to have a material adverse effect on Escent's business.

4.7      BROKERS.

Escent has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and Escent has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder's fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.


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

                                   SECTION 5.
                    PRE-CLOSING COVENANTS OF CELERITY-NEVADA

Celerity-Nevada  agrees that, between the date of this Agreement and the Closing
Date:

5.1      CONDUCT OF STB BUSINESS.

Except as contemplated by this Agreement and except as may be necessary to carry out the transactions contemplated by this Agreement, Celerity-Nevada shall not, without Escent's consent (which shall not be unreasonably withheld by Escent):

      (a) enter into any material transaction outside the ordinary course of business with regard to the STB Business, or

      (b) conduct the STB Business in a manner that departs materially from the manner in which the STB Business was being conducted prior to the date of this Agreement.

5.2      ACCESS.

Subject to the provisions of Section 6, Celerity-Nevada shall, after receiving reasonable advance notice from Escent, give Escent reasonable access (during normal business hours) to the books, records and contracts related to the STB Business for the purpose of enabling Escent to further investigate and inspect, at Escent's sole expense, the business, operations and legal affairs of the STB Business.

5.3      COOPERATION.

Celerity-Nevada shall cooperate fully with Escent, and shall provide Escent with
such  assistance  as  Escent  may  reasonably   request,   for  the  purpose  of
facilitating the performance by Escent of its obligations under this Agreement.

5.4      INVESTIGATION.

In conducting its investigation of the business, operations and legal affairs of Escent, Celerity-Nevada shall not interfere in any manner with the business or operations of Escent or with the performance of any of Escent's employees.

                                   SECTION 6.
                         PRE-CLOSING COVENANTS OF ESCENT

Escent agrees that, between the date of this Agreement and the Closing Date:

6.1      CONDUCT OF BUSINESS.

Except as contemplated by this Agreement and except as may be necessary to carry out the transactions contemplated by this Agreement, Escent shall not, without Celerity-Nevada's consent (which shall not be unreasonably withheld by Celerity-Nevada):

(a) adopt any amendment to its articles of incorporation or bylaws;

(b) issue any capital stock;

(c) merge or combine with any unaffiliated entity;

(d) pay any dividends to its stockholders;

(e) enter into any material transaction outside the ordinary course of business; or


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

(f) conduct its business in a manner that departs materially from the manner in which such business was being conducted prior to the date of this Agreement.

6.2      COOPERATION.

Escent shall cooperate fully with Celerity-Nevada, and shall provide Celerity-Nevada with such assistance as Celerity-Nevada may reasonably request, for the purpose of facilitating the performance by Celerity-Nevada of its obligations under this Agreement.

6.3      ACCESS.

Subject to the provisions of Section 5, Escent shall, after receiving reasonable advance notice from Celerity-Escent, give Celerity-Nevada reasonable access (during normal business hours) to the books, records and contracts of Escent for the purpose of enabling Celerity-Nevada to further investigate and inspect, at Celerity-Nevada's sole expense, the business, operations and legal affairs of Escent.

6.4      CONFIDENTIALITY.

Escent shall hold in strict confidence, and shall cause, each of its Associates to hold in strict confidence, all documents and information obtained with respect to Celerity-Nevada, Celerity-Nevada's stockholder and Celerity-Nevada's other Associates. Escent shall not permit any of such documents or information to be improperly utilized or to be disclosed or conveyed to any other Person. Without limiting the generality of the foregoing, Escent shall not disclose to any Person, and shall not permit any of its Associates to disclose to any Person, the existence of this Agreement or any of the terms or provisions hereof.

6.5      INVESTIGATION.

In conducting its investigation of the business, operations and legal affairs of the STB Business, Escent shall not interfere in any manner with the business or operations of Celerity-Nevada or with the performance of any of Celerity-Nevada's employees.

                                   SECTION 7.
                   CONDITIONS TO OBLIGATION OF ESCENT TO CLOSE

The obligation of Escent to purchase the Purchased Inventory and otherwise consummate the transactions that are to be consummated at the Closing is subject to the satisfaction, as of the Scheduled Closing Time, of the following conditions (any of which may be waived by Escent in whole or in part):

7.1      ACCURACY OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties of Celerity-Nevada set forth in Section 3 shall be accurate in all material respects as of the Scheduled Closing Time, except to the extent that any of such representations and warranties refers specifically to a date other than the Closing Date, and except to the extent that the accuracy of any of such representations and warranties is affected by any of the transactions contemplated by this Agreement.

7.2      PERFORMANCE.

Celerity-Nevada shall have performed, in all material respects, all obligations required by this Agreement to be performed by Celerity-Nevada on or before the Closing Date.

7.3      NO INJUNCTION.

There shall not be in effect, at the Scheduled Closing Time, any injunction or other binding order of any court or other tribunal having jurisdiction over Escent that prohibits the purchase of the Purchased Inventory by Escent.


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

                                   SECTION 8.
              CONDITIONS TO OBLIGATION OF CELERITY-NEVADA TO CLOSE

The obligation of Celerity-Nevada to cause the Purchased Inventory to be sold to Escent and otherwise consummate the transactions that are to be consummated at the Closing is subject to the satisfaction, as of the Scheduled Closing Time, of the following conditions (any of which may be waived by Celerity-Nevada in whole or in part):

8.1      ACCURACY OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties of Escent set forth in Section 4 shall be accurate in all material respects as of the Scheduled Closing Time.

8.2      PERFORMANCE.

Escent shall have performed, in all material respects, all obligations required by this Agreement to be performed by Escent on or before the Closing Date.

8.3      NO INJUNCTION.

There shall not be in effect, at the Scheduled Closing Time, any injunction or other binding order of any court or other tribunal having jurisdiction over Celerity-Nevada or the Company that prohibits (a) the sale of the Purchased Inventory to Escent and/or (b) the transfer of the Stock Consideration to Celerity-Nevada.

                                   SECTION 9.
                        POST-CLOSING COVENANTS OF ESCENT

         Escent agrees after the Closing to the following:

9.1      PREEMPTIVE RIGHTS.

         Prior to the earlier of a Qualified Public Offering or a Sale of Escent, and for so long Celerity-Nevada owns any stock of Escent, each time Escent proposes to issue, sell, exchange, or enter into any agreement to issue, sell or exchange (i) any common stock (for cash or otherwise), (ii) any other equity security of Escent, (iii) any debt security of Escent which by its terms is convertible into or exchangeable for any equity security of Escent or has any other equity feature (or is a combination of debt and equity) that is not issued to third party financial institutions on an arms length basis or (iv) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of Escent that is not issued to third party financial institutions on an arms length basis, Escent shall also make an offering of such shares Celerity-Nevada in accordance with the following provisions:

         (a) The Corporation shall deliver a notice to Celerity-Nevada stating the number of shares to be offered and the price and the terms on which it proposes to offer such shares.

         (b) Within thirty (30) days after delivery of the notice, Celerity-Nevada may contractually commit to purchase, at the price and on the terms specified in the notice, up to its pro rata portion of such shares by delivering an irrevocable subscription agreement to Escent within such thirty
(30) calendar days.

         (c) Any shares referred to in the notice that are not elected to be purchased as provided in subsection (b) above may, during the 180-day period thereafter, be offered by Escent to any other person or persons at a price not less than, and on terms no more favorable to the offeree than, those specified in the notice.


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9.2      FINANCIAL STATEMENTS.

         As long as Celerity-Nevada has an ownership interest in Escent, Escent shall provide Celerity-Nevada with Audited Financial Statements of the Escent complied as to form in all material respects with applicable accounting requirements.

9.3      Existing Clients.

         Escent shall obtain STB Business relationships with its primary and secondary education institutional clients and university clients (collectively, the "STB Business Clients") by proving these clients with customer and technical support.

9.4      CONTENT PROVIDERS.

         Escent will use its reasonable best efforts to engage content providers to service the STB Business Clients.

                                   SECTION 10.
                            TERMINATION OF AGREEMENT

10.1     RIGHT TO TERMINATE AGREEMENT.

This Agreement may be terminated prior to the Closing:

(a) by the mutual agreement of Celerity-Nevada and Escent;

(b) by Escent at any time after the Scheduled Closing Time, if any condition set forth in Section 7 shall not have been satisfied or waived; or

(c) by Celerity-Nevada at any time after the Scheduled Closing Time.

10.2     EFFECT OF TERMINATION.

Upon the termination of this Agreement pursuant to Section 10.1:

(a)  Escent  shall  promptly  cause  to  be  returned  to  Celerity-Nevada   and
Celerity-Nevada's Associates all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with Escent's investigation of the STB Business' operations and legal affairs, including any copies made by Escent or any of Escent's Associates of any such documents or information;

(b) Celerity shall promptly cause to be returned to Escent and Escent's Associates all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with Escent's investigation of Escent's business, operations and legal affairs, including any copies made by Celerity-Nevada or any of Celerity-Nevada's Associates of any such documents or information;

(b) neither party hereto shall have any obligation or liability to the other party hereto, except that (i) Escent and Celerity-Nevada shall remain bound by the provisions of Sections 10.2 and 12 and this Agreement, and (ii) Escent shall remain bound by Section 6.4 of this Agreement.


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

                                   SECTION 11.
                       INDEMNIFICATION AND RELATED MATTERS

11.1     INDEMNIFICATION BY CELERITY-NEVADA.

Subject to the limitations set forth in this Section 11 and elsewhere in this Agreement, Celerity-Nevada shall indemnify Escent against any Damages that Escent actually incurs during the one-year period commencing on the Closing Date as a result of any material breach by Celerity-Nevada of any representation or warranty of Celerity-Nevada set forth in this Agreement.

11.2     INDEMNIFICATION BY ESCENT.

Subject to the limitations set forth in this Section 11 and elsewhere in this Agreement, Escent shall indemnify Celerity-Nevada against any Damages that Celerity-Nevada actually incurs during the one-year period commencing on the Closing Date as a result of any material breach by Escent of any representation or warranty of Escent set forth in this Agreement.

11.3     MAXIMUM LIABILITY OF CELERITY-NEVADA.

The total amount of the payments that Celerity-Nevada can be required to make under or in connection with this Agreement (including all indemnification payments required to be made to Escent and all amounts payable to any counsel retained by Celerity-Nevada in accordance with Section 11.8) shall be limited in the aggregate to a maximum of $100,000.

11.4     KNOWLEDGE OF SPECIFIED INDIVIDUALS.

For purposes of this Agreement, a Specified Individual shall not be deemed to have any knowledge of the inaccuracy of any representation, warranty or other statement unless such Specified Individual actually knows that such representation, warranty or other statement is materially inaccurate. No knowledge shall be imputed to any Specified Individual, and no Specified
Individual shall be expected or required to undertake any investigation or inquiry of any nature for the purpose of verifying the accuracy of any representation, warranty or other statement set forth in this Agreement.

11.5     KNOWLEDGE OF BREACH.

For purposes of this Section 11, Celerity-Nevada shall not be deemed to have breached any representation or warranty if Escent had or could have obtained (by means of a diligent investigation), on or prior to the Closing Date, any knowledge of the breach of, or of any facts or circumstances constituting or resulting in a breach of, such representation or warranty.

11.6     NO IMPLIED REPRESENTATIONS.

Escent and Celerity-Nevada acknowledge that, except as expressly provided in Sections 3 and 4, neither party hereto, and none of the Associates of either party hereto, has made or is making any representations or warranties whatsoever, implied or otherwise.

11.7     INDEMNIFICATION CLAIMS.

If either party hereto (the "Claimant") wishes to assert an indemnification claim against the other party hereto, the Claimant shall deliver to the other party a written notice (a "Claim Notice") setting forth:

(a) the specific representation and warranty alleged to have been breached by such other party;

(b) a detailed description of the facts and, circumstances giving rise to the alleged breach of such representation and warranty; and

(c) a detailed description of, and a reasonable estimate of the total amount of, the Damages actually incurred or expected to be incurred by the Claimant as a direct result of such alleged breach.

Notwithstanding anything to the contrary contained in this Agreement, Escent shall not be permitted to deliver any Claim Notice to Celerity-Nevada (and shall not be entitled to assert any indemnification claim set forth in any Claim Notice) unless:

         (i) the indemnification claim set forth in such Claim Notice shall have arisen from a bona fide lawsuit or other bona fide legal proceeding that was instituted by a third party against Escent prior to the delivery of such Claim Notice to Celerity-Nevada; or

         (ii) Escent shall have demonstrated to Celerity-Nevada's reasonable satisfaction, before the delivery of such Claim Notice to Celerity-Nevada, that Escent has theretofore actually incurred substantial Damages as a direct result of the alleged breach described in such Claim Notice.

Any Claim Notice that is delivered to Celerity-Nevada in contravention of the prohibition set forth in the preceding sentence shall not be deemed to have been duly delivered and shall be of no force or effect.

11.8     DEFENSE OF THIRD PARTY ACTIONS.

If either party hereto (the "Indemnitee") receives notice or otherwise obtains knowledge of any Matter or any threatened Matter that may give rise to an indemnification claim against the other party hereto (the "Indemnifying Party"), then the Indemnitee shall promptly deliver to the Indemnifying Party a written notice describing such Matter in reasonable detail. The timely delivery of such written notice by the Indemnitee to the Indemnifying Party shall be a condition precedent to any liability on the part of the Indemnifying Party under this
Section 11 with respect to such Matter. The Indemnifying Party shall have the right, at its option, to assume the defense of any such Matter with its own counsel. If the Indemnifying Party elects to assume the defense of any such Matter, then:

(a) notwithstanding anything to the contrary contained in this Agreement, the Indemnifying Party shall not be required to pay or otherwise indemnify the Indemnitee against any attorneys' fees or other expenses incurred on behalf of the Indemnitee in connection with such Matter following the Indemnifying Party's election to assume the defense of such Matter;

(b) the Indemnitee shall make available to the Indemnifying Party all books, records and other documents and materials that are under the direct or indirect control of the Indemnitee or any of the Indemnitee's Associates and that the Indemnifying Party considers necessary or desirable for the defense of such Matter;

(c) the Indemnitee shall execute such documents and take such other actions as the Indemnifying Party may reasonably request for the purpose of facilitating the defense of, or any settlement, compromise or adjustment relating to, such Matter;

(d) the Indemnitee shall otherwise fully cooperate as reasonably requested by the Indemnifying Party in the defense of such Matter;

(e) the Indemnitee shall not admit any liability with respect to such Matter;

(f) the Indemnifying Party shall have the exclusive right to settle, adjust or compromise such Matter, on such terms as it may deem appropriate, without the consent or approval of the Indemnitee or any other Person.

If the Indemnifying Party elects not to assume the defense of such Matter, then the Indemnitee shall proceed diligently to defend such Matter with the assistance of counsel satisfactory to the indemnifying Party; provided, however, that the Indemnitee shall not settle, adjust or compromise such Matter, or admit any liability with respect to such Matter, without the prior written consent of the Indemnifying Party.

11.9     SUBROGATION.

To the extent that either party hereto (the "Indemnitor") makes or is required to make any indemnification payment to the other party hereto (the "Indemnified Party"), the Indemnitor shall be entitled to exercise, and shall be subrogated to, any, rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any of the Indemnified Party's Associates may have against any other Person with respect to any Damages, circumstances or Matter to which such indemnification payment is directly or indirectly related. The Indemnified Party shall permit the Indemnitor to use the name of the Indemnified Party and the names of the Indemnified Party's Associates in any transaction or in any proceeding or other Matter involving any of such rights or remedies, and the Indemnified Party shall take such actions as the Indemnitor may reasonably request for the purpose of enabling the Indemnitor to perfect or exercise the Indemnitor's right of subrogation hereunder.

11.10    EXCLUSIVITY.

The right of each party hereto to assert indemnification claims and receive indemnification payments pursuant to this Section 11 shall be the sole and exclusive right and remedy exercisable by such party with respect to any breach by the other party hereto of any representation or warranty.

                                   SECTION 12.
                            MISCELLANEOUS PROVISIONS

12.1     TIME OF ESSENCE.

Time is of the essence of this Agreement.

12.2     MATERIALITY.

For purposes of Sections 3, 4, 5, 6, 7, 8, and 11 of this Agreement and for purposes of Exhibit A to this Agreement, a contract, obligation, liability, transaction, change, breach, encumbrance, proceeding or other. matter or event shall not be deemed to be "material" unless the existence or occurrence of such matter or event would, by itself, (a) cause a reasonable purchaser or seller to reverse its decision to enter into a transaction of the type contemplated by this Agreement, and (b) reduce the value of the Purchased Inventory or Stock Consideration by more than $50,000.

12.3     COMPLIANCE WITH LAWS.

Escent shall execute such agreements and other documents, and shall take such other actions, as Celerity-Nevada may reasonably request (prior to, at or after the Closing) for the purpose of ensuring that the transactions contemplated by this Agreement are carried out in full compliance with the provisions of all applicable laws and regulations.

12.4     PUBLICITY.

No press release, publicity, disclosure or notice to any Person concerning any of the transactions contemplated by this Agreement shall be issued, given, made or otherwise disseminated by Escent or any of its Associates at any time (whether prior to, at or after the Closing) without the prior written approval of Celerity-Nevada.

12.5     GOVERNING LAW.

This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New Jersey (without giving effect to principles of conflicts of law).

12.6     JURY WAIVER.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.6     NOTICES.

All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given and duly delivered when received by the intended recipient at the following address (or at such other address as the intended recipient shall have specified in a written notice given to the other party hereto):

If to Escent:                         Escent Systems, Inc.
                                      29125 Southwest Meek Loop, Suite 223
                                      Wilsonville, Oregon 97070
                                      Attn:  Keith Woodman, President

With a copy to:                       Martin, Elliott & Snell, P.C.
                                      P.O. Box 575
                                      Tualatin, Oregon 97062
                                      Attn:  Susan Snell, Esq.
If to Celerity-Nevada:                Celerity Systems, Inc.
                                      122 Perimeter Park Drive
                                      Knoxville, TN 37922
                                      Attn:  Robert B. Legnosky, President

With a copy to:                       Kirkpatrick & Lockhart LLP
                                      201 South Biscayne Blvd.
                                      Suite 2000
                                      Miami, Florida 33131
                                      Attn:  Clayton E. Parker, Esq.

12.7     TABLE OF CONTENTS AND HEADINGS.

The table of contents of this Agreement and the underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

12.8     ASSIGNMENT.

Neither party hereto may assign any of its rights or delegate any of its obligations under this Agreement to any other Person without the prior written consent of the other party hereto.

12.9     PARTIES IN INTEREST.

Nothing in this Agreement is intended to provide any rights or remedies to any Person (including any employee or creditor of the parties) other than the parties hereto.

12.10    SEVERABILITY.

In the event that any provision of this Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

12.11    ENTIRE AGREEMENT.

This Agreement sets forth the entire understanding of Escent and Celerity-Nevada and supersede all other agreements and understandings between Escent and Celerity-Nevada relating to the subject matter hereof and thereof.

12.12    WAIVER.

No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

12.13    AMENDMENTS.

This Agreement may not be amended,  modified,  altered or supplemented except by
means  of  a  written  instrument  executed,   on  behalf  of  both  Escent  and
Celerity-Nevada.

12.14    INTERPRETATION OF AGREEMENT.

(a) Each party hereto acknowledges that it has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement.

(b) Whenever required by the context hereof, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words "without limitation."

(d) References herein to "Sections" and "Exhibits" are intended to refer to Sections of and Exhibits to this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Escent and Celerity-Nevada have caused this Asset Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                ESCENT SYSTEMS, INC., AN OREGON CORPORATION


                                By:    /s/ Keith Woodman
                                       ---------------------------
                                Name:  Keith Woodman
                                Title: President


                                CELERITY SYSTEMS, INC., A NEVADA CORPORATION


                                By:    /s/ Robert Lenosky
                                       ---------------------------
                                Name:  Robert Legnosky
                                Title: President

                                    EXHIBIT A

                           TO ASSET PURCHASE AGREEMENT

                                  DEFINED TERMS

For purposes of this Agreement:

"AGREEMENT" shall mean the Stock Purchase Agreement to which this Exhibit A is attached.

"ASSOCIATES" of a Person shall include:

(a) such Person's affiliates, stockholders, directors, officers, employees, agents, attorneys, accountants and representatives; and

(b)  all  stockholders,   directors,  officers,  employees,  agents,  attorneys,
accountants and representatives of each of such Person's affiliates.

"AUDITED FINANCIAL STATEMENTS" shall mean the audited balance sheet of Escent as of the end of each fiscal year and the related audited statements of operations of Escent for the year then ended, including the notes thereto.

"CELERITY-NEVADA" shall mean Celerity Systems, Inc., a Nevada corporation.

"CLAIM NOTICE" shall have the meaning specified in Section 12.8.

"CLAIMANT" shall have the meaning specified in Section 12.8.

"CLOSING" shall have the meaning specified in Section 2.

"CLOSING DATE" shall mean the time and date as of which the Closing actually takes place.

"DAMAGES" shall mean out-of-pocket losses and damages; provided, however, that for purposes of computing the amount of Damages incurred by any Person, there shall be deducted:

(a) an amount equal to the amount of any tax benefit directly or indirectly received or receivable by such Person or any of such Person's affiliates in connection with such Damages or the circumstances giving rise thereto; and

(b) an amount equal to the amount of any insurance proceeds, indemnification payments, contribution payments or reimbursements directly or indirectly received or receivable by such Person or any of such Person's affiliates in connection with such Damages or the circumstances giving rise thereto.

"DEDUCTIBLE AMOUNT" shall have the meaning specified in Section 12.3.

"ESCENT" shall mean Escent Systems, Inc., a Oregon corporation.

"INDEMNIFIED PARTY" shall have the meaning specified' in Section 12.10.

"INDEMNIFYING PARTY" shall have the meaning specified in Section 12.9.

"INDEMNITEE" shall have the meaning specified in Section 12.9.

"INDEMNITOR" shall have the meaning specified in Section 12.10.

"INDEPENDENT" THIRD PARTY" shall mean any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of Escent's common stock on a fully-diluted basis (a "5% Owner)", who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other persons.

"MATTER" shall mean any claim, demand, dispute, action, suit, examination, audit, proceeding, investigation, inquiry or other similar matter.

"PERSON" shall mean any individual, corporation, association, general partnership, limited partnership, limited liability company, venture, trust, association, firm, organization, company, business, entity, union, society, government (or political subdivision thereof) or governmental agency, authority or instrumentality.

"PURCHASED INVENTORY" shall have the meaning specified in Section 1.1.

         "QUALIFIED PUBLIC OFFERING" shall mean the sale in an underwritten public offering registered under the Securities Act of shares of Escent's capital stock having an aggregate value of at least $15 million.

         "SALE OF ESCENT" shall mean the sale of Escent to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of Escent possessing the voting power under normal circumstances to elect a majority of Escent's Board of Directors (whether by merger, consolidation or sale or transfer of Escent's capital stock) or (ii) all or substantially all of Escent's assets determined on a consolidated basis.

"SCHEDULED CLOSING TIME" shall mean the time and date as of which the Closing is scheduled to take place (as such time and date may be postponed by Celerity-Nevada pursuant to Section 2 or by the mutual agreement of the parties hereto).

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

"SPECIFIED   INDIVIDUALS"  shall  mean  the  following   executive  officers  of
Celerity-Nevada: Robert Legnosky.

"STB BUSINESS" shall have the meaning specified in the Recitals to the Agreement.

"STB BUSINESS CLIENTS" shall have the meaning specified in Section 9.1.

"STOCK CONSIDERATION" shall have the meaning specified in Section 1.2.

                                    EXHIBIT B


         All inventory used in Celerity-Nevada's STB Business.



                                       B-1